EXHIBIT 10.1

3RD AMENDMENT TO THE 7% NOTES DUE AUGUST 31, 2008

The undersigned Holders of the 7% Notes due June 30, 2008 and related Subscription Agreement and Security Agreement (“Bridge Agreement”) hereby amend the following terms of the Bridge Agreement as set forth below.  Terms contained in the Bridge Agreement, the 1st Amendment to the Bridge Agreement and the 2nd Amendment to the Bridge Agreement that are not amended by this 3rd Amendment shall remain the same and in full force and effect.

1.

Section 3.0 of the Note entitled Prepayment. The entire section of shall be deleted and the following paragraph inserted.

Subject to Section 5(b) hereof, the Borrower may prepay the Note in cash in an amount equal to the principal and accrued interest (“Prepayment”). Other than as set forth in Section 5(a) and 5(b) hereof, the Borrower may not prepay the Note.

2.

Section 5.0(b) of the Note entitled Mandatory Conversion. The entire section shall be deleted and the following paragraphs inserted.

Simultaneous with the closing of a transaction whereby the Company combines via merger, acquisition, reverse merger or similar process with a private company (“Merger”), this Note and accrued but unpaid interest shall immediately and automatically convert into fully paid and nonassessable shares of Common Stock in accordance with the following:

(i)  Should the Holder at its discretion decline Borrower’s offer of Prepayment, if any, within three (3) days of receipt of written Prepayment notice from Borrower, then the conversion price shall be equal to fifty percent (50%) of the purchase price of common stock or the conversion price as the case may be paid by Investor(s) in a transaction closing simultaneously with a Merger (“Outside Investor”) or in the case where a Merger is completed without a simultaneous transaction with an Outside Investor, then the conversion price shall be equal to fifty percent (50%) of four multiplied by the EBITDA of the private company for the trailing twelve month period.

(ii) Should the Holder at its discretion accept Borrower’s offer of Prepayment, if any, within three (3) days of receipt of written Prepayment notice from Borrower, then the Holder shall be entitled to Common Stock in amount equal to the amount of principal and accrued interest of the Note outstanding immediately preceding Prepayment divided by the purchase price of common stock or the conversion price as the case may be paid by Investor(s) in a transaction closing simultaneously with a Merger (“Outside Investor”) or in the case where a Merger is completed without a simultaneous transaction with an Outside Investor, then the conversion price shall be equal to four multiplied by the EBITDA of the private company for the trailing twelve month period.

(iii) If the Borrower does not provide Holder the option of Prepayment, then the conversion price shall be equal to twenty five percent (25%) of the purchase price of common stock or the conversion price as the case may be paid by Investor(s) in a transaction closing simultaneously with a Merger (“Outside Investor”) or in the case where a Merger is completed without a simultaneous transaction an with Outside Investor, then the conversion price shall be equal to twenty five percent (25%) of four multiplied by the EBITDA of the private company for the trailing twelve month period.

Upon the Mandatory Conversion, this Note shall cease to exist and all rights and obligations of the Borrower and Holder shall terminate.

3.

Section 2.0 of the Note entitled Maturity. The Maturity Date shall be extended from August 31, 2008 to October 31, 2008.

IN WITNESS WHEREOF, this 3rd Amendment to the 7% Notes due August 31, 2008 has been executed and delivered on the date hereof by the duly authorized representative of the Company and the Holders.

COMPANY:

SILVERGRAPH INTERNATIONAL, INC.

By:

/s/ James R. Simpson

Name:

James R. Simpson

Title:

Chief Executive Officer

Date:

August, 2008

HOLDERS:

ANTAEUS CAPITAL PARTNERS, LLC

By:

/s/ Cesar Moya

Name:

Cesar Moya

Title:

Authorized Signatory

Date:

August, 2008

THOMAS G. SCHUSTER

By:

/s/ Thomas G. Schuster

Name:

Thomas G. Schuster

Date:

August, 2008

ROBERT J. NEBORSKY M.D. INC.

COMBINATION RETIREMENT TRUST

By:

/s/ Robert J. Neborsky

Name:

Robert J. Neborsky

Title:

Authorized Signatory

Date:

August, 2008

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